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                                                                 EXHIBIT 10.12.1
                              SUBCONTRACT AGREEMENT
                           FIXED PRICE LEVEL OF EFFORT

SUBCONTRACTOR:                  SUBCONTRACT #: 4400093943
NANOSYS INC.                    MODIFICATION #: BASIC
ADDRESS:                        SUBPROJECT #: 01-1339-34-5717-901
2625 HANOVER STREET             DPAS RATING:N/A
PALO ALTO, CA 94304             TYPE: FIXED PRICE, LEVEL OF EFFORT
                                VALUE: $8,216,827

                                  INTRODUCTION

This Subcontract Agreement, effective JULY 9, 2004 is made between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (hereinafter known as "Buyer"), a Delaware corporation with principal offices in San Diego, California, and NANOSYS INC. (hereinafter known as "Seller"), a Delaware CORPORATION, with principal offices in Palo Alto, CA. The effort to be performed by Seller under this Subcontract will be part of Buyer's Prime Contract # [*** Redacted] that has been issued by [*** Redacted]. The work, defined in Attachment I (Statement of Work and Schedule) will be performed on a Fixed-Price/Level - of-Effort (FP/LOE) basis, in accordance with Schedule A (Specific Terms and Conditions), and any referenced documents listed in 17.0 ORDER OF PRECEDENCE section of this agreement.

                                   SCHEDULE A
                          SPECIFIC TERMS AND CONDITIONS

1.0 PRICE

The total firm fixed price for the work to be performed under this Subcontract is as follows:

   CLIN            PERIOD        PROPOSED AMOUNT   PERIOD OF PERFORMANCE
----------   -----------------   ---------------   ---------------------
1            BASE-YEAR 1            $1,493,215        7/9/04-6/24/05
2            OPTION 1 - YEAR 2      $1,567,474        6/25/05-6/24/06
3            OPTION 2-YEAR 3        $1,642,610        6/25/06-6/24/07
4            OPTION 3- YEAR 4       $1,721,508        6/25/07-6/24/08
5            OPTION 4-YEAR 5        $1,791,480        6/25/08-6/24/09
             TOTAL                  $8,216,287

This Subcontract is INCREMENTALLY funded in the amount of $746,600.00 including profit, through 12/24/04. This Subcontract shall be fully funded for the remaining amount of CLIN 1, and any option years set forth in CLIN 2 through CLIN 5, as set forth above, upon funding of such amounts by the Customer under Buyer's Prime Contract.

1.1 [*** Redacted].216-01 LEVEL OF EFFORT

      (a) The subcontractor shall apply best efforts toward accomplishing the contract work effort. The level-of-effort required under this subcontract shall consist of a labor expenditure not less than 96 percent and not more than 104 percent of the total labor hours specified for each LOE CLIN of this subcontract.

      (b) The subcontractor shall promptly notify the buyer in writing when there is an indication that premature exhaustion of the total labor hours will occur.

      (c) It is understood and agreed that the monthly labor hour expenditure rate may fluctuate in pursuit of the technical objective. However, such fluctuations will be controlled to avoid exhaustion of total labor hours before the expiration of the term of the subcontract.

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    Page 1 of 10

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      (d)   It is further agreed that the subcontractor may submit written requests to accelerate the labor hour expenditure rate to exhaust the total authorized labor hours prior to the expiration date of this subcontract. If approved by the Buyer, the accelerated performance shall be without increase in fee or profit, as applicable, and the transaction shall be formalized by a modification to this subcontract.

      (e) Upon subcontract completion, the seller shall submit to the Buyer a certified statement of the labor hours actually expended in the performance of this subcontract. If task orders or delivery orders are issued under this subcontract, the subcontractor must submit a separate certification of utilization of hours to the final payment voucher indicating the total number of hours expended.

      (f) For fixed-price subcontracts, the fixed price for performance is predicated upon the seller furnishing at least the minimum and not more than the maximum effort specified. In the event the minimum effort is not provided as specified, the seller may either require the contractor to continue to perform work under the contract until the minimum level of effort has been provided or negotiated an equitable downward adjustment in contract price.

Breakdown of the level of effort are as follows:

CLIN        PERIOD       TOTAL LOE  MINIMUM (96%)  MAXIMUM (104%)
----  -----------------  ---------  -------------  --------------
  1   BASE-YEAR 1           4792         4600           4984
  2   OPTION 1 - YEAR 2     4906         4710           5102
  3   OPTION 2-YEAR 3       4742         4552           4932
  4   OPTION 3- YEAR 4      5206         4998           5414
  5   OPTION 4-YEAR 5       5076         4873           5279
      TOTAL                24722        23733          25711

1.2 PERFORMANCE

The effort required by this subcontract shall be delivered in accordance with the Statement of Work contained in this agreement. The dates specified for performance is of the essence of this contract. The date specified for performance is the required start date at Buyer's plant, unless otherwise specifically noted herein. All items furnished under this subcontract shall be delivered FOB Destination, unless specified otherwise in writing by the Buyer's contractual representative. Delivery shall not be deemed complete until the goods have been actually received and accepted by Buyer, notwithstanding delivery to any carrier, or until orders for services have been performed, received, and accepted by Buyer.

1.3 INSPECTION

All goods supplied and services performed pursuant hereto shall be subject to inspection and test by buyer and its agents and by its customers at all times and places, during the period of performance, and in any event before acceptance. In the event that goods supplied are not performed in accordance with the specifications and instructions of Buyer, Buyer may require prompt correction thereof, or as to services, require that the services be rendered again at Seller's expense. If such defects exist and if Seller is unable or refuses to replace the goods or render the services again promptly, Buyer is entitled to repayment of such portion of the contract price as is equitable under the circumstances.

1.4 INVOICES

Invoices shall be prepared in duplicate and contain the following information; subcontract number, subproject number, item number, description of articles, sizes, quantities, unit prices and extended totals. Invoices shall clearly reference a unique invoice number on each invoice, and the date of the invoice. Invoices shall include the" the "Amount/Hours of this Invoice," and the "Total Amount/Hours Billed to Date". Invoices shall be submitted to:

      Science Applications International Corporation
      Attention: [*** Redacted]
      1710 SAIC Drive, [*** Redacted] McLean, VA 2210

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    Page 2 of 10

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The Seller may request payment twice per month for all labor hours expended by the Seller to accomplish the work specified in this subcontract. In no instance shall the total number of labor hours for which payment has been requested for a particular CLIN exceed the total amount set forth in the subcontract for that CLIN. The Seller shall advise the Buyer in writing ninety days in advance of reaching the 85% of the hours specified in any CLIN has been expended.

To support final payment for work performed, the Seller shall attach a certification to the final payment indicating the total number of labor hours expended for each CLIN during the period of contract performance.

If the Seller provides fewer than the number of hours set forth in Article 1.1 in performance of the work called for therein, the total subcontract price shall be equitably decreased prior to payment. Failure of the parties to agree upon the amount of decrease shall be resolved under the Disputes clause.

1.5 PAYMENT

      (a) Payment terms will be NET 30 Days and paid within Thirty 30 Days after receipt of a proper invoice or acceptance of work delivered or services rendered by the Buyer, which ever occurs later, unless otherwise specified in this subcontract. Payment shall be made upon acceptance of any portion of the work delivered or rendered for which a price is separately stated in the contract. Payment shall not constitute final acceptance. Buyer may offset against any payment hereunder any amount owed to Buyer by Seller.

1.6 WARRANTY

Seller represents and warrants (1) that the price charged for the goods and/or services purchased pursuant hereto shall be no higher than Seller's current price to any other customer for the same quality and quantity of such goods or services; (2) that all goods and services delivered pursuant hereto will be new, unless otherwise specified, and free from defects in material and workmanship;
(3) that all goods and services will conform to applicable specifications, drawings, and standards of quality and performance, and that all items will be free from defects in design and suitable for their intended purpose; (4) that the goods covered by this order are fit and safe for consumer use, if so intended. All representations and warranties of Seller together with its service warranties and guarantees, if any, shall run to Buyer and Buyer's customers. The foregoing warranties shall survive any delivery, inspection, acceptance, or payment by Buyer. Not withstanding any of the foregoing, nothing in this agreement obligates either party to provide any goods or services that exceed the specifications set forth in the statement of work and the applicable terms and conditions.

2.0 TECHNICAL AND CONTRACTUAL REPRESENTATIVES

The following authorized representatives are hereby designated for this
Subcontract:

SELLER:                               BUYER:
         TECHNICAL: Wally Parce               TECHNICAL: [*** Redacted]
       CONTRACTUAL: Karen Vergura           CONTRACTUAL: [*** Redacted]

2.1 CONTACTS

Contacts with Buyer that affect the subcontract prices, schedule, statement of work, and subcontract terms and conditions shall be made with the authorized contractual representative. Except as expressly provided elsewhere herein, no changes to this Subcontract shall be binding upon either party unless incorporated in a written modification to the Subcontract and signed by both parties contractual representative.

2.2 CHANGES

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Buyer may, by written notice to Seller at any time before complete delivery is made under this subcontract, make changes within the general scope of this subcontract in any one of the following: (a) drawings, designs, or specifications; (b) quantity; (c) delivery; (d) method of shipment or routing; and (e) make changes in the amount of Buyer furnished property. If any such change causes a material increase or decrease in the cost of, or the time required for the performance of any part of the work under this subcontract, the Buyer shall make an equitable adjustment in the subcontract price or delivery schedule, or both, and shall modify the subcontract. As a condition precedent to any equitable adjustment, the Seller must notify Buyer in writing of any request for adjustment within twenty (20) days from the date Seller receives notice from Buyer of a change, or from the date of any act of Buyer that Seller considers to constitute a change. Failure to agree to any adjustment shall be a dispute under the Disputes clause of this subcontract. However, Seller shall proceed with the work as changed without interruption and without awaiting settlement of any such claim.

3.0 DISCLOSURE

Neither party shall disclose information concerning work under this Subcontract to any third party, unless such disclosure is necessary for the performance of that which is supported by this subcontract effort. No news releases, public announcement, denial or confirmation of any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made by one party without prior written consent of the other party, which consent shall not be unreasonably withheld. The restrictions of this paragraph shall continue in effect upon completion or termination of this Subcontract for such period of time as may be mutually agreed upon in writing by the parties. In the absence of a written established period, no disclosure is authorized. Failure to comply with the provisions of this Clause may be cause for termination of this subcontract.

4.0 KEY PERSONNEL

(a) For purposes of this clause, Buyer and Seller define "Key Personnel" as those individuals who are mutually recognized as essential to the successful completion and execution of this Subcontract.

(b) Personnel designated as "Key Personnel" shall be assigned to the extent necessary for the timely completion of the task to which assigned. Any substitution or reassignment involving Seller's "Key Personnel" assigned to this work shall be made only with persons of equal abilities and qualifications and is subject to prior approval of Buyer, in writing.

(c) Buyer reserves the right to direct the removal of any individual assigned to this Subcontract. Such request shall not be unreasonably denied.

(d)   Seller's Key Personnel are: WALLY PARCE, [*** Redacted], [*** Redacted]

5.0 ASSIGNMENTS AND SUBCONTRACTS

This Subcontract is not assignable and shall not be assigned by Seller without the prior written consent of Buyer. Further, Seller agrees to obtain Buyer's approval before subcontracting this order or any substantial portion thereof; provided, however, that this limitation shall not apply to the purchase of standard commercial supplies or raw materials.

6.0 INSURANCE

Without prejudice to Seller's liability to indemnify Buyer as stated in the INDEMNIFICATION provision of this Agreement, Seller shall procure, at its expense, and maintain for the duration of the Agreement, the insurance policies described below with financially responsible insurance companies, reasonably acceptable to Buyer, with policy limits not less than those indicated below. Notwithstanding any provision contained herein, the Seller, and its employees, agents, representatives, consultants and lower-tier subcontractors and suppliers, are not insured by Buyer, and are not covered under any policy of insurance that Buyer has obtained or has in place.

SPECIAL PROVISIONS APPLICABLE TO SELLER'S INSURANCE COVERAGE:

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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1.    Additional Insured - Seller shall have all policies, except Workers'
      Compensation and Employer's Liability, endorsed to name Buyer as an Additional Insured with respect to the work to be performed by the Seller.

2. Waiver of Subrogation - Seller shall have all policies endorsed to waive the insurer's rights of subrogation in favor of Buyer.

3. Deductibles - Subject to the reasonable review and approval of Buyer, the Seller may arrange deductibles or self-insured retention's as part of the required insurance coverage's. However, it is expressly agreed that all deductibles or self-insured retention's are the sole responsibility of the Seller.

4. Adequacy of Insurance Limits - The insurance coverage limits stated below are minimum coverage requirements, not limits of liability, and shall not be construed in any way as Buyer's acceptance of responsibility of the Seller.

5. Certificates of Insurance - Prior to commencement of any work under this Agreement, the Seller shall furnish Buyer with Certificates of Insurance, in a format acceptable to Buyer, evidencing the insurance coverage required in this Agreement and containing the following information:

      a. Identify Buyer as an "Additional Insured" with respect to all policies except Workers' Compensation and employers' liability.

      b. State that all policies have been endorsed to waive subrogation in favor of Buyer.

      c. State that the underwriters agree to provide Buyer with at least 30 days prior written notice of any cancellation or material change in the coverage.

6. Work Within 50' of a Railroad - Exclusion deleted. (If applicable due to performance of work within 50 feet of a railway)

6.1 COVERAGE

A. Workers' Compensation - Insurance for statutory obligations imposed by law including, where applicable, coverage under United States Longshoremen's and Harbor Workers' Act and Jones Act. (if applicable, Defense Base Act for those employees working on a U.S. Military installation outside of the United States).

B. Employers Liability - Insurance with limits of $[*** Redacted] for bodily injury by accident and $[*** Redacted] for bodily injury by disease, including, if applicable, maritime coverage endorsement.

C. Commercial General Liability - (Standard ISO occurrence form) - including products and completed operations coverage, full fire legal liability and contractual liability, with a per occurrence limit of $[*** Redacted].

D. Business Auto Liability - Coverage for bodily injury and property damage liability for all owned, hired or non-owned vehicles, with an each accident limit of $[*** Redacted].

7.0    INDEMNIFICATION

(a) Each party (the Indemnifying Party) agrees to indemnify, defend and save harmless the other party (the Indemnified Party) from and against any and all liability for injury to persons or damage to or loss of property to the extent caused by the negligent act or omission of the Indemnifying Party, its lower-tier subcontractors, agents or employees, including any and all expense and cost, legal or otherwise, incurred by the Indemnified party in the defense of any claim, demand or action arising out of the work performed under this Agreement; provided, however, that the Indemnifying Party shall not be liable for injury to persons or damage to or less of property caused by the sole negligence of the Indemnified Party, its subcontractors, agents or employees.

(b) The Indemnified Party shall promptly notify the Indemnifying Party of any claim, demand or action which is covered by this indemnification provision and shall authorize representatives of the Indemnifying Party, at its sole cost and expense, to settle or defend any such claim, demand or action and to represent the Indemnified Party in, or to take charge of, any litigation in connection therewith.

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    Page 5 of 10

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8.0 INFRINGEMENT INDEMNITY

In lieu of any warranty by or Seller against infringement, statutory or otherwise, it is agreed that Seller shall defend, at its expense, any suit against Buyer or its customers to the extent it is based on a claim that possession and use of a deliverable, or use of a service, is a direct infringement of a copyright, trademark, or, a United States patent, and will pay all damages awarded by a court of competent jurisdiction attributable to such claim, provided that Buyer (i) provides prompt notice of the claim to Seller;
(ii) gives Seller sole control of the defense and settlement of the claim; (iii) provides to Seller all reasonably available information, assistance, and authority to defend; and (iv) has not compromised or settled such proceeding without Seller's prior written consent. Seller's indemnity obligation under this paragraph shall not extend to any claims arising out of (i) services which are performed in accordance with specifications designated by Buyer; (ii) any modification of a deliverable by Buyer without Seller's prior written approval;
(iii) use of a deliverable in a manner for which it was not designed; or (iv) combination of a deliverable with hardware or software not provided by Seller in a manner not intended for its use. In the event of any such claim, or if Seller has a reasonable basis for believing that such a claim may be alleged, Seller may, at its option, (i) modify the deliverable so that it is no longer infringing but functionally equivalent; (ii) replace the deliverable with a non-infringing but functionally equivalent replacement; (iii) obtain for Buyer the rights necessary to use such deliverable at Seller's expense; or (iv) if none of the foregoing is commercially practicable, terminate this Agreement and refund the fees paid by Buyer for such infringing deliverable. Such termination shall not affect Seller's other indemnity obligations under this Agreement.

B. Notwithstanding the foregoing paragraph, when this order is performed under the Authorization and Consent of the U.S. Government to infringe U.S. Patents, Seller's liability for infringement of such Patents in such performance shall be limited to the extent of the obligation of Buyer to indemnify the U.S. Government.

C. Buyer will defend, at its expense, any legal proceeding brought against Seller to the extent it is based on a claim that possession and use of any Buyer-provided information, as provided by Buyer and used by Seller as intended by Buyer, is a direct infringement of a copyright, trademark, or, to Buyer's knowledge, a United States patent, and will pay all damages awarded by a court of competent jurisdiction attributable to such claim, provided that Seller (i) provides prompt notice of the claim to Buyer; (ii) gives Buyer sole control of the defense and settlement of the claim; (iii) provides to Buyer all available information, assistance, and authority to defend; and (iv) has not compromised or settled such proceeding without Buyer's prior written consent.

9.0 PROPRIETARY INFORMATION, TOOLS, MATERIALS, ETC.

(a) Either party agrees it will keep confidential and not use any material, jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment, designs, sketches, specifications, drawings, computer programs and software, financial data, employee lists and rates or other information furnished by other party for any purpose whatsoever other than as herein specified. All materials, jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment, designs, sketches, specifications, drawings, computer programs and software, financial data, employee lists and rates or other data or information furnished by a party, whether loaned to the other party or fabricated, manufactured, purchased, or otherwise acquired by a party for the performance of this Subcontract and specifically charged to a party are the property of that party. They are to be marked for identification as each party may designate, and upon completion or termination of this Subcontract shall be returned to the owner in good condition, reasonable wear only excepted, together with all spoiled and surplus material, unless otherwise directed in writing by the owner. Each party agrees to replace, at its expense, all such items not so returned. Each party shall make no charge for any storage, maintenance or retention of such property of other party. Each party shall bear all risk of loss for all the other party's property in its possession.

      Rights and obligations as amended under this clause is subject to the data rights of the prime contract as a flow down provision.

(b)   If Buyer furnishes any material for fabrication hereunder, Seller agrees:
      (i) not to substitute any other material in such fabrication without Buyer's prior written consent, (ii) that title to such material shall not be affected by incorporation in or attachment to any other property; and
      (iii) to state and warrant on its packing sheet and invoice for final parts: "All materials furnished by Buyer on this order (except that which becomes normal industrial waste or was replaced at Seller's expense) has been returned in the form of parts or held as unused material for Buyer's disposition."

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10.0 DISPUTES

Any dispute not disposed of in accordance with the "Disputes Clause" of Schedule B, if any, shall be determined in the following manner.

(a) Buyer and Seller agree to enter into Negotiation to resolve any dispute. Both parties agree to negotiate in good faith to reach a mutually agreeable settlement within a reasonable amount of time.

(b) If negotiations are unsuccessful, Buyer and Seller agree to enter into binding Arbitration. The American Arbitration Association (AAA) Commercial Arbitration Rules ( most recent edition ) are to govern this Arbitration. The Arbitration shall take place in the County of San Diego, State of California. The Arbitrator shall be bound to follow the applicable subcontract provisions and California law in adjudicating the dispute. It is agreed by both parties that the Arbitrator's decision is final, and that no party may take any action, judicial or administrative, to overturn this decision. The judgment rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

      Pending any decision, appeal or judgment referred to in this provision or the settlement of any dispute arising under this Subcontract, each party shall proceed diligently with the performance of this Subcontract.

11.0 DEFAULT

(a) The Buyer may, by written notice of default to the Seller, terminate the whole or any part of this Subcontract in any one of the following circumstances: (i) if Seller fails to perform the work under the contract within the time specified in this contract or any extension; or (ii) if Seller fails to Prosecute the work so as to endanger performance of this contract; or (iii) perform any of the other provisions of this Subcontract in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of 10 days (or such longer period as Buyer may authorize in writing) after receipt of notice from the Buyer specifying such failure; or (iv) Seller becomes insolvent or the subject of proceedings under any law relating to bankruptcy or the relief of debtors or admits in writing its inability to pay its debts as they become due.

(b) If this Subcontract is so terminated, Buyer may procure or otherwise obtain, upon such terms and in such manner as Buyer may deem appropriate, supplies or services similar to those terminated, Seller, subject to the exceptions set forth below, shall be liable to Buyer for any excess costs of such similar supplies or services.

(c) Seller shall transfer title and deliver to Buyer, in the manner and to the extent requested in writing by Buyer at or after termination such complete articles, partially completed articles and materials, parts, tools, dies, patterns, jigs, fixtures, plans, drawings, information and contract rights as Seller has produced or acquired for the performance of the terminated part of this Subcontract, and Buyer will pay Seller the contract price for complete articles delivered to and accepted by Buyer and the fair value of the other property of Seller so requested and delivered.

(d) Seller shall continue performance of this Subcontract to the extent not terminated. Buyer shall have no obligations to Seller with respect to the terminated part of this Subcontract except as herein provided. In case of Seller's default, Buyer's rights as set forth herein shall be in addition to Buyer's other rights although not set forth in this Subcontract.

(e) Seller shall not be liable for damages resulting from default due to causes beyond the Seller's control and without Seller's fault or negligence, provided, however, that if Seller's default is caused by the default of a subcontractor or supplier, such default must arise out of causes beyond the control of both Seller and subcontractor or supplier, and without the fault or negligence of either of them and, provided further, the supplies or services to be furnished by the subcontractor or supplier were not obtainable from other sources.

12.0 INTELLECTUAL PROPERTY

      (a) The Parties shall each retain ownership of and all right, title and interest in and to their respective pre-existing Intellectual Property (as that term is defined in Article 4(c) below), and no license or right to use therein, whether express or implied, is granted by this Subcontract or as a result of the work performed by either Party

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

            hereunder or in pursuit hereof. To the extent the Parties wish to grant to the other rights or interests in pre-existing Intellectual Property, separate license agreements on mutually acceptable terms will be executed.

      (b) For all Intellectual Property developed under this Subcontract by the Parties (hereinafter referred to as "Collaboration Intellectual Property"), all Nanotechnology Related Collaboration Intellectual Property shall be solely owned by Seller, regardless of inventorship. For purposes of this Subcontract, "Nanotechnology Related Collaboration Intellectual Property" is Intellectual Property in [*** Redacted] nanomaterials having at least
            [*** Redacted] of [*** Redacted], including [*** Redacted] of such materials, composites including such materials, nano to macro world interface technology for such materials, and the fabrication and processing of such materials. All non-Nanotechnology Related Collaboration Intellectual Property such as systems, use, and applications shall be owned according to U.S. laws of intellectual property inventorship and ownership with Collaboration Intellectual Property that is solely conceived by the employees, agents or contractors of one Party being solely owned by that Party with all rights appurtenant thereto, and with non-Nanotechnology related Collaboration Intellectual Property that is jointly conceived by the employees, agents or contractors of both Parties being jointly owned, with all joint rights appurtenant thereto and without obligation to obtain consent or account to the other Party to exploit, license or transfer jointly owned Intellectual Property.

      (c) As used herein the term "Intellectual Property" shall mean patents, copyrights, trade marks, trade names, inventions (whether or not patentable), works of authorship, trade secrets, techniques, know-how, ideas, concepts, algorithms and all other forms of intellectual property rights. As used herein the term "pre-existing Intellectual Property" means any Intellectual Property previously conceived, developed or reduced to tangible medium as demonstrated by written documentation.

      (d) Notwithstanding anything contained above in sub-paragraphs (a), (b) or (c), Seller hereby grants to Buyer only such license rights necessary in any and all Intellectual Property created by or developed under this Subcontract solely in order to allow Buyer to provide to its customer, the [*** Redacted], all Intellectual Property rights required by such customer under all relevant FAR clauses incorporated in the Prime Contract identified at the beginning of this Subcontract.

13.0 GENERAL RELATIONSHIP

The Subcontractor is not an employee of SAIC for any purpose whatsoever. Seller agrees that in all matters relating to this Subcontract it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations imposed with respect to the performance of this Subcontract. Seller shall have no right, power or authority to create any obligation, expressed or implied, on behalf of Buyer and/or the Government and shall have no authority to represent Buyer as an agent.

14.0 NON-WAIVER OF RIGHTS

The failure of either party to insist upon strict performance of any of the terms and conditions in the Subcontract, or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of the same or to rely on any such terms or conditions at any time thereafter. The invalidity in whole or in part of any term or condition of this subcontract shall not affect the validity of other parts hereof.

15.0 APPLICABLE STATE LAW AND COMPLIANCE

This Subcontract shall be governed by and construed in accordance with the laws of the State of California. Seller agrees to comply with the applicable provisions of any federal, state or local law or ordinance and all orders, rules and regulations issued there under.

15.0 REPRESENTATIONS OF REQUIRED FLOW DOWNS

Buyer hereby represents and warrants that all Government acquisition regulations (FARs, DFARs, NFARs, or acquisition regulations of a specific agency) referenced herein as being applicable to this Subcontract to the best of our knowledge are those acquisition regulations that are required to be applied to subcontracts under Buyer's Prime Contract, and that no

----------
***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

acquisition regulations that are required by Buyers' prime contract to be applied to this Subcontract are omitted herefrom. Buyer and Seller further agree that to the extent an acquisition regulation is referenced herein, but is not required to be applied to this Subcontract under Buyer's Prime Contract, that Seller is under not obligation with respect to such acquisition regulation merely by virtue of its inclusion or reference herein.

16.0 EXPORT CONTROL COMPLIANCE FOR FOREIGN PERSONS

The subject technology of this Subcontract (together including data, services, and hardware provided hereunder) may or may not be controlled for export purposes under the International Traffic in Arms Regulations (ITAR) controlled by the U.S. Department of State or the Export Administration Regulations ("EAR") controlled by the U.S. Department of Commerce. ITAR controlled technology may not be exported without prior written authorization and certain EAR technology requires a prior license depending upon its categorization, destination, end-user and end-use. Exports or re-exports of any U.S. technology to [any destination under U.S. sanction or embargo are forbidden.

Access to certain technology ("Controlled Technology") by Foreign Persons (working legally in the U.S.), as defined below, may require an export license if the Controlled Technology would require a license prior to delivery to the Foreign Person's country of origin. SELLER is bound by U.S. export statutes and regulations and shall comply with all U.S. export laws. SELLER shall have full responsibility for obtaining any export licenses or authorization required to fulfill its obligations under this Subcontract.

SELLER hereby certifies that all SELLER employees who have access to the Controlled Technology are U.S. citizens, have permanent U.S. residency or have been granted political asylum or refugee status in accordance with 8 U.S.C. 1324b(a)(3). Any non-citizens who do not meet one of these criteria are "Foreign Persons" within the meaning of this clause but have been authorized under export licenses to perform their work hereunder.

17.0 ORDER OF PRECEDENCE

The documents listed below are hereby incorporated by reference. In the event of an inconsistency or conflict between or among the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence in the following order:

1. Attachment I: Statement of Work and Schedule dated 1/18/04.

2. Schedule A: Specific Terms and Conditions Form 9-932-027 (Rev. 9/19/03).

3. Schedule B: Part I U.S. Government Terms and Conditions Form 9-932-031 (Rev. 7/1/02). And [*** Redacted] clauses

4. IP Rights Form dated 7/1/04.

----------
***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

18.0 ENTIRE AGREEMENT

The parties hereby agree that this Subcontract, including all documents incorporated herein by reference, shall constitute the entire agreement and understanding between the parties hereto and shall supersede and replace any and all prior or contemporaneous representations, agreements or understandings of any kind, whether written or oral, relating to the subject matter hereof.

In witness whereof, the duly authorized representatives of Buyer and the Seller have executed this Subcontract on the Dates shown.

SELLER:                                       BUYER:

NANOSYS, INC.                                 SCIENCE APPLICATIONS INTERNATIONAL
                                                        CORPORATION

/s/ Matthew Murphy                            /s/ [*** Redacted]
-------------------------------------------   ----------------------------------
(Signature)                                   (Signature)

NAME:  MATTHEW MURPHY                         NAME:  [*** Redacted]
-------------------------------------------   ----------------------------------
              (Type or Print)                           (Type or Print)

TITLE: VICE PRESIDENT, INTELLECTUAL PROPERTY  TITLE:  SENIOR SUBCONTRACT
                                               ADMINISTRATOR

DATE: JULY 9, 2004                            DATE: JULY 9, 2004

----------
***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

   [*** REDACTED] NANO-COMPOSITE SOLAR CELL UNIT PROTOTYPE DEVELOPMENT PROGRAM
                      SUBCONTRACTOR STATEMENT OF WORK (SOW)

A. SCOPE

The proposed effort's scope covers the development and testing of prototype nano-composite solar cells over a five-year period. The base phase provides for the first year. Pending satisfactory incremental technical success (improving solar cell efficiencies), contractor programmatic performance and government availability of funds, additional years (options 1-4) will be activated. Significant increases in laboratory efficiencies of nano-composite solar cells will be achieved, and independent laboratory testing will be conducted to demonstrate these major milestones:

1. A [*** Redacted]% efficient demonstration cell by the end of the first year.

2. A [*** Redacted]% efficient demonstration cell by the end of the second year.

3. A [*** Redacted]% efficient demonstration cell by the middle of the fourth year.

4. A [*** Redacted]% efficient demonstration cell by the end of the fifth year.

The year 2009 goal is [*** Redacted]% efficiency ([*** Redacted] state of the art).

In addition, independent laboratory testing is required to document radiation and thermal effects of representative space environments. Given the proprietary nature of the nano-composite cell, members of Nanosys may accompany the cells to the independent test facility and be present for these power conversion efficiency and radiation and thermal effects tests.

A four-part approach to technical development is proposed to achieve these milestones:

1. Continuation of strategies initiated in the proof-of-concept effort supported by [*** Redacted] ([*** Redacted]) Director's Innovation Initiative (DII) program to optimize the power conversion efficiencies in a [*** Redacted];

2. Addressing all issues associated with incorporating [*** Redacted] into a solar cell;

3. Assessment of engineering parameters required to ensure long-term operation of nano-composite solar cell devices, and development of strategies for [*** Redacted] the devices;

4. Establishment of final nano-composite solar cell requirements for their integration into [*** Redacted] systems.

The proposed Work Breakdown Structure (WBS) in Figure 1 is built on this approach to technical development of the nano-composite solar cells. In addition to development, the WBS contains tasks for integration, testing and demonstration, and management, which is necessary to ensure proper allocation of resources, management of risk, and reporting visibility.

                   FIGURE 1. PROPOSED WORK BREAKDOWN STRUCTURE

      1.0 Development
            1.1 [*** Redacted] Cell Optimization
                  1.1.1 Polymer optimization
                  1.1.2 Nanocrystal shape, size, material
                  1.1.3 Nanocrystal [*** Redacted]
                  1.1.4 Charge transfer
                        1.1.4.1 [*** Redacted] levels
                        1.1.4.2 [*** Redacted]

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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                        1.1.4.3 Electrodes
                        1.1.4.4 [*** Redacted]
            1.2 [*** Redacted] Cell Optimization
                  1.2.1 Cell absorption profile optimization
                  1.2.2 Charge transfer optimization
                        1.2.2.1 [*** Redacted]
                        1.2.2.2 Electrode pinouts
            1.3 Device [*** Redacted]
                  1.3.1 [*** Redacted]
                  1.3.2 [*** Redacted]
                  1.3.3 [*** Redacted]
                  1.3.4 [*** Redacted]
      2.0 Integration
            2.1 Requirements
            2.2 Modeling and Simulation
            2.3 System Design
            2.4 Cost Estimation
      3.0 (A) Test and Demonstration - Power Conversion Efficiency
            3.1 Nanosys Testing
            3.2 Independent Testing/Milestone Demonstrations
            3.0 (B) Test and Demonstration - [*** Redacted] Effects
            3.3 Independent Testing/Milestone Demonstrations
      4.0 Management
            4.1 Program Oversight
            4.2 Schedule
            4.3 Technical/Cost Risk Management
            4.4 Reviews
            4.5 Documentation and Reporting

Deliverables for the project are shown in Table 1 and discussed in further detail in the task descriptions below.

               TABLE 1. PROJECT DELIVERABLES AND DELIVERY SCHEDULE

1.  Monthly Status     Bulleted lists of activities and corresponding         15 days following  reporting period
    Reports            photographs and figures should be provided in
                       electronic form (MS Word or Powerpoint).

2.  Demonstration      Prototype cell will be delivered to independent lab    end of first contract year
    ([*** Redacted]%   for efficiency testing.  Prototype cell will be
    Efficient Cell)    delivered to independent lab for [*** Redacted]
                       testing.  Pre-test results, including data,
                       photographs, and figures should be provided in
                       electronic form (MS Word or Powerpoint).

3.  Demonstration      Prototype cell will be delivered to independent lab    end of second contract year
    ([*** Redacted]%   for efficiency testing.  Prototype cell will be
    Efficient Cell)    delivered to independent lab for [*** Redacted]
                       testing.  Pre-test results, including data,
                       photographs, and figures should be provided in
                       electronic form (MS Word or Powerpoint).

4.  Demonstration      Prototype cell will be delivered to independent lab    middle of fourth contract year
    ([*** Redacted]%   for efficiency testing.  Prototype cell will be
    Efficient Cell)    delivered to independent lab for [*** Redacted]
                       testing.  Pre-test results, including data,
                       photographs, and figures should be provided in
                       electronic form (MS Word or Powerpoint).

5.  Demonstration      Prototype cell will be delivered to independent lab    end of fifth contract year
    ([*** Redacted]%   for efficiency testing.  Prototype cell will be
    Efficient Cell)    delivered to independent lab for [*** Redacted]
                       testing.  Pre-test results, including data,
                       photographs, and figures should be provided in
                       electronic form (MS Word or Powerpoint).

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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In addition to the above deliverables, the subcontractor will be requested to provide review of major task deliverables to [*** Redacted], including Annual Reports, Demonstration Reports, Draft Final Project Report, and Final Project Report.

B. TASK/TECHNICAL REQUIREMENTS

Major tasks (first and second level WBS) that will be performed to successfully accomplish the proposed objectives are described below.

TASK 1.0 - DEVELOPMENT

      1.1   [*** Redacted] Cell Optimization
      Optimization of the [*** Redacted] efficiency will be accomplished by addressing the various loss mechanisms affecting cell performance through development of the nano-composite layer and the device architecture. In this task, we will address the [*** Redacted], [*** Redacted], [*** Redacted], and [*** Redacted] and [*** Redacted] efficiency through improvements in the nanocrystal design (material type, size, and shape), composite formation, [*** Redacted], [*** Redacted] control and [*** Redacted].

      1.2   [*** Redacted] Cell Optimization
      [*** Redacted] devices will be extended into a [*** Redacted] design to harness gains in cell efficiencies. The optimal device architecture and nanomaterial components of the various [*** Redacted] will be determined through modeling and simulations of the light absorption and current matching. In fabricating [*** Redacted] devices, methods for [*** Redacted] of the device [*** Redacted] will be developed, such that the functionality of the [*** Redacted] is unaffected by the [*** Redacted] of the [*** Redacted].

      1.3   Device Packaging
      Packaging of a nano-composite solar cell device is critical for ensuring its long-term stability and lifetime in the [*** Redacted]. This task will encompass modeling of the [*** Redacted] environments that such a device would experience in a [*** Redacted]. Strategies based on [*** Redacted], and careful [*** Redacted] properties, for example, will be developed and tested based on the modeling results. The final packaging approach will also be evaluated to ensure that the other advantageous properties of [*** Redacted] low cost, etc. of the cells are maintained.

TASK 2.0 - INTEGRATION
Support system integration to ensure that the overall power source developed will meet the requirements of [*** Redacted]. The feedback generated by monitoring performance in a complete system will permit design of a strategy for full production of maximum efficiency solar cells for [*** Redacted]. The feedback generated by monitoring the performance of a complete system will provide the tools necessary for later development of a design strategy for future production of maximum efficiency solar cells for [*** Redacted].

      2.1   Requirements
      Support functional analysis to define system requirements for supporting mission goals and to allocate requirements to hardware elements. Support a system level tradeoff analyses to optimize performance with respect to cost.

-----------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commision. Omitted portions have been filed separately with the Commission.

      2.2   Modeling and Simulation

      Support extension of the existing device model to include experimental performance data and theoretical computational results arising from the technical development tasks performed in the course of the work outlined in this proposal. In particular, the resultant cell model will incorporate improved submodels resulting from the [*** Redacted] and [*** Redacted] cell optimization tasks (Tasks 1.1 and 1.2) through quantum mechanical calculations of [*** Redacted] and [*** Redacted] and properties, [*** Redacted] and performance estimates of engineering methods for [*** Redacted], [*** Redacted], electrical interfaces, and scale dependencies. An associated device model will also incorporate work performed under the device packaging subtask (Task 1.3) involving device performance parameters including: [*** Redacted]; application and performance of [*** Redacted]; and device properties such as [*** Redacted] and cost. This model will permit evaluation, optimization, and system trade-offs of new devices, the comparison of new devices to baseline devices, as well as to fielded and developing devices based on other technologies. Finally, the models will incorporate the results of all tests and demonstrations performed under Task 3 in the proposed SOW.

      2.3   Device Design

      Support a system analyses to incorporate the models developed under Task
      2.2 and the system requirements elucidated under Task 2.1. Results of these analyses and actual device performance assessment will result in the development and analysis of functional interfaces between device elements to support technical integration and to ensure compatibility as newer versions of the device are developed. Support analysis of functional interfaces between system elements and support technical integration to ensure compatibility. A configuration control process for for nano-composite solar cell Program will be established and must be followed.

      2.4   Feasibility and Follow-On

      Support documentation of lessons learned for the prototype device development undertaken in the proposed program will be incorporated with the device performance evaluations, optimizations, and system trade-offs, so that a consistent picture of design dependence on development process and device scale will be available.

TASK 3.0 (A) - TEST AND DEMONSTRATION - POWER CONVERSION EFFICIENCY

      3.1   Nanosys Testing

      Conduct testing at Nanosys facility during development to document progress and ensure cell readiness for independent lab testing and milestone efficiency demonstrations.

      3.2   Independent Testing/Milestone Demonstrations

      Demonstration of conversion efficiencies in a laboratory environment per the milestones and schedule outlined above is required. The subcontractor shall make the nano-composite cells available for independent testing and confirmation of conversion efficiencies. Given the proprietary nature of the nano-composite cell, members of Nanosys may accompany the cells to the independent test facility and be present for such testing.

      In addition, the subcontractor shall support the preparation of a Detailed Test Plan for each phase, selected electronic systems and components to be designed, demonstrated

--------
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treatment filed with the Securities and Exchange Commision. Omitted portions have been filed separately with the Commission.

      and tested. For each phase, the Detailed Test Plans will clearly specify the test objectives, requirements, and entrance and exit criteria for each system to be tested. Based on these criteria, specific critical operational issues (COIs), measures of effectiveness (MOEs), and measures of performance (MOPs) will be developed which, in turn, will determine specific data collection requirements.

TASK 3.0 (B) - TEST AND DEMONSTRATION - [*** Redacted]

      3.3   Independent Testing/Milestone Demonstrations

      Demonstration of [*** Redacted] and [*** Redacted] in a laboratory environment per the milestones and schedule outlined above is required. The subcontractor shall make the nano-composite cells available for independent testing to gather data on [*** Redacted] and [*** Redacted]. Given the proprietary nature of the nano-composite cell, members of Nanosys may accompany the cells to the independent test facility and be present for such testing.

      In addition, the subcontractor shall support the preparation of a Detailed Test Plan for each phase, selected electronic systems and components to be designed, demonstrated and tested. For each phase, the Detailed Test Plans will clearly specify the test objectives, requirements, and entrance and exit criteria for each system to be tested. Based on these criteria, specific critical operational issues (COIs), measures of effectiveness
      (MOEs), and measures of performance (MOPs) will be developed which, in turn, will determine specific data collection requirements.

TASK 4.0 - MANAGEMENT

The activities outlined in this proposal will be coordinated through an effective overall management effort that will ensure that all the individual tasks are coordinated and are completed on schedule and within budget. The project will also leverage the knowledge and experience of [*** Redacted] and its contractors, as well as other external laboratories and agencies, such as AFRL. This interface will be accomplished through the establishment of and participation in information exchange forums such as working groups, and annual and topical workshops for the classified and unclassified communities.

      4.1   Program Oversight

      Support functions necessary for the efficient management of all administrative aspects of this contract and shall perform all necessary tasks for researching, developing, and demonstrating a prototype nano-composite solar cell. This may include development of a Program Management Plan which will serve as a road map for accomplishing a balanced development program. The plan shall contain a management section that will describe the management approach and organization; identify the principal investigator for each phase and key supporting personnel contributing to the program; summarize the individual tasks to be accomplished and estimate the resources required for each task.

      4.2   Schedule

      Support all tasks necessary for contract administration, technical, and cost control reporting requirements.

      4.3   Technical/Cost Risk Management

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treatment filed with the Securities and Exchange Commision. Omitted portions have been filed separately with the Commission.

      Support preparation of a Risk Management Plan, which will identify and track risk drivers, establish risk abatement plans, and provide for continuous risk assessment throughout the program.

      4.4   Reviews

      The subcontractor shall support and participate in program review meetings to be held annually and at project completion, at a minimum. At customer direction, there may be up to two additional status reviews and one additional program review meeting per year. The subcontract shall also participate in up to two design review meetings per year.

      4.5   Documentation and Reporting

      Support the technical documentation of the detailed specifications, requirements and design criteria for the Nano-composite solar cell Program. Support preparation of briefings and materials to support Nano-composite solar cell Program presentations to senior officials in DOD and other government agencies on subjects pertaining to Nano-composite solar cell systems engineering and integration activities, demonstrations, and system designs. Support preparation and review of reports, white papers, talking points, and other materials.

                                  [SAIC LOGO]

                SCHEDULE B - U.S. GOVERNMENT TERMS AND CONDITIONS
                 Applicable to all U.S. Government subcontracts
                              PART I - FAR CLAUSES

1.    DEFINITIONS

In all such clauses, unless the context of the clause requires otherwise, the term "Contractor" shall mean Seller, the term "Contract" shall mean this Order, and the terms "Government," "Contracting Officer" and equivalent phrases shall mean Buyer and Buyer's Purchasing Representative, respectively. It is intended that the referenced clauses shall apply to Seller in such manner as is necessary to reflect the position of Seller as a subcontractor to Buyer, to insure Seller's obligations to Buyer and to the United States Government, and to enable Buyer to meet its obligations under its Prime Contract or Subcontract.

The following definitions apply unless otherwise specifically stated:

"Buyer" - the legal entity issuing this Order.
"Purchasing Representative" - Buyer's authorized representative.
"Seller" - the legal entity which contracts with the Buyer.
"This Order" - this contractual instrument, including changes.
"Prime Contract" - the Government contract under which this Order is issued. "FAR" - the Federal Acquisition Regulation.

2.    IDENTIFICATION OF CONTRACT NUMBERS

Government contract numbers shown on this Order shall be included in subcontracts and purchase orders issued by Seller hereunder.

3.    DISPUTES

(a) Notwithstanding any provisions herein to the contrary:

      (1) If a decision relating to the Prime Contract is made by the Contracting Officer and such decision is also related to this Order, said decision, if binding upon Buyer under the Prime Contract shall in turn be binding upon Buyer and Seller with respect to such matter; provided, however, that if Seller disagrees with any such decision made by the Contracting Officer and Buyer elects not to appeal such decision, Seller shall have the right reserved to Buyer under the Prime Contract with the Government to prosecute a timely appeal in the name of Buyer, as permitted by the contract or by law, Seller to bear its own legal and other costs. If Buyer elects not to appeal any such decision, Buyer agrees to notify Seller in a timely fashion after receipt of such decision and to assist Seller in its prosecution of any such appeal in every reasonable manner. If Buyer elects to appeal any such decision of the Contracting Officer, Buyer agrees to furnish Seller promptly with a copy of such appeal. Any decision upon appeal, if binding upon Buyer, shall in turn be binding upon Seller. Pending the making of any decision, either by the Contracting Officer or on appeal, Seller shall proceed diligently with performance of this Order.

      (2) If, as a result of any decision or judgment which is binding upon Seller and Buyer, as provided above, Buyer is unable to obtain payment or reimbursement from the Government under the Prime Contract for, or is required to refund or credit to the Government, any amount with respect to any item or matter for which Buyer has reimbursed or paid Seller, Seller shall, on demand, promptly repay such amount to Buyer. Additionally, pending the final conclusion of any appeal hereunder, Seller shall, on demand, promptly repay any such amount to Buyer. Buyer's maximum liability for any matter connected with or related to this Order which was properly the subject of a claim against the Government under the Prime Contract shall not exceed the amount of Buyer's recovery from the Government.

      (3) If this Order is issued by Buyer under a Government Subcontract rather than a Prime Contract, and if Buyer has the right under such Subcontract to appeal a decision made by the Contracting Officer under the Prime Contract in the name of the Prime Contractor (or if Buyer is subject to any arbitrator's decision under the terms of its subcontract), and said decision is also related to this Order, this Disputes Clause shall also apply to Seller in a manner consistent with its intent and similar to its application had this Order been issued by Buyer under a Prime Contract with the Government.

                                  [SAIC LOGO]

      (4) Seller agrees to provide certification that data supporting any claim made by Seller hereunder is made in good faith and that the supporting data is accurate and complete to the best of Seller's knowledge or belief, all in accordance with the requirements of the Contract Disputes Act of 1978 (41USC601-613) and implementing regulations. If any claim of Seller is determined to be based upon fraud or misrepresentation, Seller agrees to defend, indemnify and hold Buyer harmless for any and all liability, loss, cost or expense resulting therefrom.

(b) Any dispute not addressed in paragraph (a) above, will be subject to the disputes clause of Schedule A of this subcontract agreement.

4.    OTHER GOVERNMENT PROCUREMENT

Nothing contained herein shall be construed as precluding the Seller from producing items for direct sale to the Government, utilizing therefore all hardware and/or software, including designs, drawings, engineering data or other technical or proprietary information furnished Seller by Buyer, provided the Government has the unrestricted right to permit the use thereof for such purpose.

5.    INDEMNIFICATION - COST OR PRICING DATA - COST ACCOUNTING STANDARDS

Seller agrees to indemnify and hold Buyer harmless to the full extent of any cost or price reduction effected by Buyer's customer, which may result from (i) certified cost or pricing data submitted by Seller or its lower-tier subcontractors which is not accurate, current or complete as certified by Seller; (ii) the failure by Seller or its lower-tier subcontractors to disclose and consistently follow applicable cost accounting practices and standards or otherwise comply with pertinent parts of the FAR, applicable agency supplements thereto, and regulations promulgated by the Cost Accounting Standards Board.

6.    TERMINATION FOR CONVENIENCE

The Buyer may terminate performance of work under this subcontract in whole, or in part if the Purchasing Representative determines that a termination is in the Buyer's interest. The Buyer shall terminate by delivering to the Seller a Notice of Termination specifying the extent of termination and the effective date. If this is a Fixed Price subcontract, the termination will be in accordance with FAR 52.249-2 and FAR 52.249-4. If this is a Cost Reimbursable subcontract, the termination will be in accordance with FAR 52.249-6. If this is a Cost Reimbursement subcontract for Educational or Other Nonprofit Institutions, then termination will be in accordance with FAR 52.249-5.

7.    GOVERNMENT PROPERTY

Seller shall comply with the Government Property requirements contained in FAR clause 52.245-2 if this is a fixed priced contract and FAR clause 52.245-5 (substituting 52.245-2 subparagraph (g) for 52.245-5 subparagraphs (g) (1), (2), and (3) if this is a cost reimbursement contract.

8.    CONTRACT COST PRINCIPLES AND PROCEDURES

Seller agrees that to the extent applicable, costs allocated to this contract shall be in full compliance with Subpart 31.2 of FAR (Subpart 31.3 for Educational Institutions) and the applicable agency supplements thereto, if any, set forth in Part II hereof. In the event such compliance is not maintained, Seller agrees to compensate Buyer to the full extent of any prices or costs, including any penalties or interest, which are determined by Buyer's customer to be unallowable or unreasonable or not allocable, under Buyer's contract with its customer.

9.    FAR CLAUSES APPLICABLE TO THIS ORDER

The clauses in FAR Subpart 52.2 referenced in subparagraph (a), the clauses applicable at the dollar thresholds in subparagraph (b), and those clauses referenced and checked in subparagraph (c) below, in effect on the date of this Order, are incorporated herein and made a part of this Order. To the extent that an earlier version of any such clause is included in the Prime Contract or Subcontract under which this Order is issued, the date of the clause as it appears in such Prime Contract or Subcontract shall be controlling and said version shall be incorporated herein.

                                  [SAIC LOGO]

(a) The following clauses are applicable to this Order:

Clause # & FAR Ref.    Title of Clause
---------------        ---------------
52.203-3               Gratuities
52.211-5               Material Requirements
52.211-15              Defense Priority and Allocation Requirements
52.222-1               Notice to the Government of Labor Disputes
52.222-26              Equal Opportunity (Only Paragraphs (b)(1) through (b)(11)
52.223-3               Hazardous Material Identification and Material Safety Data
52.225-13              Restrictions on Certain Foreign Purchases
52.229-3               Federal, State, and Local Taxes

(b) The following clauses are applicable to this Order at the indicated dollar values:

Clause # & FAR Ref.  Title of Clause
------------------   -----------------
52.203-5             Covenant Against Contingent Fees* (*if order exceeds $50,000)
52.203-6             Restrictions on Subcontractor Sales to the Government*
                     (*if order exceeds $100,000)
52.203-7             Anti-Kickback Procedures* (*if order exceeds $100,000)
52.203-8             Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
52.203-10            Price or Fee Adjustment for Illegal or Improper Activity * (*If order exceeds
                     $50,000)
52.203-11            Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions*
                     (*if order exceeds or is expected to exceed $100,000)
52.203-12            Limitation on Payments to Influence Certain Federal Transactions*
                     (*if order exceeds or is expected to exceed $100,000)
52.209-6             Protecting the Governments Interest when Subcontracting with Contractors Debarred,
                     Suspended, or Proposed for Debarment*
                     (*if Order exceeds $25,000)
52.215-2             Audit and Records-Negotiation* (*if Order exceeds $50,000)
52.219-8             Utilization of Small Business Concerns* (*if Order exceeds $100,000)
52.219-9             Small Business Subcontracting Plan*
                     (*if Subcontract exceeds or is expected to exceed $500,000)
52.222-4             Contract Work Hours & Safety Standards Act - Overtime Compensation*
                     (*if Order exceeds $100,000)
52.222-35            Affirmative Action for Disabled Veterans & Veterans of the Vietnam Era*
                     (*if Order exceeds $10,000)
52.222-36            Affirmative Action for Workers with Disabilities*
                     (*if Order exceeds $2,500)
52.222-37            Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era*
                     (*if Order exceeds $10,000)
52.227-2             Notice and Assistance Regarding Patent and Copyright Infringement*
                     (*if Order exceeds $50,000)
52.246-16            Responsibility for Supplies* (*if order exceeds $50,000)
52.247-63            Preference for U.S. Flag Air Carriers* (*if order exceeds $50,000)

                                  [SAIC LOGO]

(c) The following clauses are applicable to this Order if checked:

Clause # & FAR Ref.        Title of Clause
------------------         ----------------
X 52.204-4                 Printing/Copying Double Sided on Recycled Paper
X 52.215-10                Price Reduction for Defective Cost or Pricing Data
X 52.215-12                Subcontractor Cost or Pricing Data
X 52.215-15                Pension Adjustments and Asset Reversions
X 52.215-18                Reversion or Adjustment of Plans for Post-Retirement Benefits Other Than Pensions
X 52.215-19                Notification of Ownership Changes
X 52.215-21                Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data -
                                    Modifications
X 52.219-22                Small Disadvantaged Business Status
X 52.222-3                 Convict Labor
X 52.222-18                Certification Regarding Knowledge of Child Labor for Listed End Products
X 52.222-20                Walsh-Healy Public Contracts Act (if Order exceeds $10,000)
X 52.222-21                Prohibition of Segregated Facilities
X 52.223-5                 Pollution Prevention and Right-to-Know Information
X 52.223-6                 Drug-Free Workplace
X 52.223-13                Certification of Toxic Chemical Release Reporting
X 52.223-14                Toxic Chemical Release Reporting
X 52.225-16                Sanctioned European Union Country Services
X 52.227-1                 Authorization and Consent -Alternate I
X 52.227-6                 Royalty Information
X 52.227-7                 Patents - Notice of Government Licensee
X 52.227-11                Patent Rights - Retention by the Contractor (Short Form)
X 52.227-14                Rights in Data - General (Alternate I, II, III, IV, or V)
X 52.227-15                Representation of Limited Rights Data and Restricted Computer Software
X 52.230-2                 Cost Accounting Standards
X 52.232-17                Interest
X 52.232-23                Assignment of Claims
X 52.242-1                 Notice of Intent to Disallow Costs
X 52.242-15                Stop-Work Order
X 52.242-13                Bankruptcy
X 52.243-2                 Changes - Cost-Reimbursement - Alternate V
X 52.244-2                 Subcontracts (August 1998)
X 52.244-5                 Competition in Subcontracting
X 52.244-6                 Subcontracts for Commercial Items and Commercial Components
X 52.246-7                 Inspection of Research and Development - Fixed Price
X 52.247-34                F.O.B. Destination
X 52.253-1                 Computer Generated Forms

(d)The following [*** Redacted] clauses are applicable to this Order:

[*** Redacted].246-001     Inspection and acceptance at destination (Mar 1996)
[*** Redacted].246-006     Requirement for data acceptance (Mar 1996)
[*** Redacted].203-002     Prohibition on persons convicted of fraud or other defense-contract-related felonies (May 2003)
[*** Redacted]-204-002     Oral Attestation of security responsibilities (Jun 2003)
[*** Redacted].204-004     Telecommunications Security Equipment, Devices, Techniques, and Services (Jun 2003)
[*** Redacted].204-005     Protection Against Compromising Emanations (Jun 2003)

------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commision. Omitted portions have been filed separately with the Commission.

                                  [SAIC LOGO]

[*** Redacted].209-002     Disclosure of Foreign Ownership, Control, or Influence
[*** Redacted].209-003     Organizational Conflict of Interest Certification
[*** Redacted]-209-004     Organizational Conflict of Interest
[*** Redacted].209-005     Protection of Information
[*** Redacted].215-002     Intention to Use Consultants
[*** Redacted].219-001     Utilization of Small Business Concerns
[*** Redacted].222-001     Equal Employment Opportunity
[*** Redacted].223-006     Contractor Compliance with Environmental, Occupational Safety and Health, and
                           System Safety Requirements
[*** Redacted].227-001     Technical Data an Computer Software:  Commercial Items
[*** Redacted].227-015     Data Requirements
[*** Redacted].242-002     Contractor Performance Assessment Review
[*** Redacted].245-005     Prohibition on Contractor Acquisition of Personal Property for Use by Government
                           Employees
[*** Redacted].245-006     Identification of Promotional Items
[*** Redacted].204-003     Special Notification and Approval Requirements
[*** Redacted].209-006     Enabling Clause for Prime and Support Contractor Relationships
[*** Redacted].211-001     Use of the Metric System of Measurement
[*** Redacted].211-003     [*** Redacted] Standards Document Compliance
[*** Redacted].216-001     Level of Effort
[*** Redacted].223-005     Prohibition on Storage and Disposal of Toxic And Hazardous Materials

--------------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commision. Omitted portions have been filed separately with the Commission.

                                  ATTACHMENT 2
                           IP RIGHTS FORM DATED 7/1/04

    Technical Data or Computer Software to be                                           Assorted Rights    Name of Person Asserting
           Delivered with Restrictions                       Basis for Assertion           Category              Restrictions
                   (List)                                          (List)                   (List)                  (List)
                   ------                                          ------                   ------                  ------
Methods for synthesizing and processing nanocrystals      Pre-existing intellectual   Limited Rights Data       Matthew Murphy
to yield compositions of [*** Redacted]                   property developed with
                                                          private funds
[*** Redacted] semiconductor nanocrystal compositions     Pre-existing intellectual   Limited Rights Data       Matthew Murphy
and methods of making/processing them                     property developed with
                                                          private funds
[*** Redacted] for integrating nanocrystals into          Pre-existing intellectual   Limited Rights Data       Matthew Murphy
[*** Redacted]                                            property developed with
                                                          private funds
[*** Redacted] composition of [*** Redacted]              Pre-existing intellectual   Limited Rights Data       Matthew Murphy
                                                          property developed with
                                                          private funds
[*** Redacted] and device architecture                    Pre-existing intellectual   Limited Rights Data       Matthew Murphy
                                                          property developed with
                                                          private funds

---------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.